POWER TELECOM LIMITED
REPORTS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 APRIL 2008

(EXPRESSED IN HONG KONG DOLLARS)

POWER TELECOM LIMITED
REPORT OF THE DIRECTORS
FOR THE YEAR ENDED 30 APRIL 2008

The directors have pleasure in submitting the annual report and the audited financial statements for the year ended 30 April 2008.

PRINCIPAL ACTIVITY

During the year the company was principally engaged in the provision of Internet Web2.0 services with its website, www.Video1314.com.

RESULTS AND APPROPRIATIONS

The results of the company for the year ended 30 April 2008 and the state of its affairs at that date are set out in the financial statements on pages 3 to 10.

The directors do not recommend the payment of a dividend for the year.

Details of movements in reserves of the company during the year are set out in the statement of changes in equity on page 5.

DIRECTORS

The directors who held office during the year was as follows:-

Kam, Samuel
Ma, Marina
Kam Kwong Chan

In accordance with the company's Articles of Association, all the directors shall continue in office for the ensuing year.

DIRECTORS’ INTERESTS

No contract of significance to which the company or its holding company or its fellow subsidiary was a party and in which a director of the company had a material interest, whether directly or indirectly, subsisted at the end of the year or at any time during the year. At no time during the year was the company or its holding company or its fellow subsidiary a party to any arrangements to enable the directors of the company to acquire benefits by means of acquisition of shares in or debentures of the company or any other body corporate.

AUDITORS

The company's auditors, Messrs. Wong Yan Fai, Certified Public Accountant, retire and being eligible, offer themselves for re-appointment.

For and on behalf of the board

Chairman

Hong Kong,
28 July 2008

INDEPENDENT AUDITOR’S REPORT
TO THE SHAREHOLDERS OF
POWER TELECOM LIMITED
(incorporated in Hong Kong with limited liability)

Report on the Financial Statements

We have audited the financial statements of Power Telecom Limited (“the company”) set out on pages 3 to 10 which comprise the balance sheet as at 30 April 2008, and the income statement, statement of changes in equity and cash flow statement for the year then ended, and a summary of significant accounting policies and other explanatory notes.

Directors’ responsibility for the financial statements

The directors are responsible for the preparation and the true and fair presentation of these financial statements in accordance with Hong Kong Financial Reporting Standards issued by the Hong Kong Institute of Certified Public Accountants and the Hong Kong Companies Ordinance. This responsibility includes designing, implementing and maintaining internal control relevant to the preparation and the true and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. This report is made solely to you, as a body, in accordance with section 141 of the Hong Kong Companies Ordinance, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

We conducted our audit in accordance with Hong Kong Standards on Auditing issued by the Hong Kong Institute of Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and true and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 April 2008 and of its loss and cash flows for the year then ended in accordance with Hong Kong Financial Reporting Standards and have been properly prepared in accordance with the Hong Kong Companies Ordinance.

Wong Yan Fai
Certified Public Accountant
Hong Kong, 28 July 2008

POWER TELECOM LIMITED
INCOME STATEMENT
FOR THE YEAR ENDED 30 APRIL 2008

	Note	2008	2007
		$	$
TURNOVER	5	47,540	-
Administrative expenses		(2,512,960)	(9,340)
LOSS BEFORE TAX	6	(2,465,420)	(9,340)
Tax expense	7	-	-
LOSS FOR THE YEAR		(2,465,420)	(9,340)

POWER TELECOM LIMITED
BALANCE SHEET AT 30 APRIL 2008

	Note	2008	2007
		$	$

CURRENT ASSETS
Cash at bank		447	444

CURRENT LIABILITIES
Amount due to directors		153,105	157,105
Amount due to ultimate holding company	12	11,000	11,000
Amount due to a fellow subsidiary		1,066,063	163,640
Amount due to a related company		1,267,644	1,267,644
Accrued charges		64,000	57,000
		2,561,812	1,656,389

NET LIABILITIES		(2,561,365)	(1,655,945)

REPRESENTED BY:
SHARE CAPITAL	8	10,000	10,000
CAPITAL CONTRIBUTION RESERVE		1,560,000	-
ACCUMULATED LOSSES		(4,131,365)	(1,665,945)
		(2,561,365)	(1,655,945)

Director	Director

POWER TELECOM LIMITED
STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 30 APRIL 2008

		Capital
	Share	contribution	Accumulated
	capital	reserve	losses	Total
	$	$	$	$
Balance at 30 April 2006	10,000	-	(1,636,605)	(1,646,605)
Net loss for the year ended 30 April 2007	-	-	(9,340)	(9,340)
Balance at 30 April 2007	10,000	-	(1,665,945)	(1,655,945)
Capital contribution	-	1,560,000	-	1,560,000
Net loss for the year ended 30 April 2008	-	-	(2,465,420)	(2,465,420)
Balance at 30 April 2008	10,000	1,560,000	(4,131,365)	(2,561,365)

POWER TELECOM LIMITED
CASH FLOW STATEMENT
FOR THE YEAR ENDED 30 APRIL 2008

	2008	2007
	$	$

Loss before tax	(2,465,420)	(9,340)

Increase / (decrease) in current liabilities:
Amount due to directors	(4,000)	-
Amount due to a fellow subsidiary	902,423	4,340
Accrued charges	7,000	5,000

NET CASH OUTFLOW FROM OPERATING ACTIVITIES	(1,559,997)	-

NET CASH INFLOW FROM FINANCING ACTIVITIES
Capital contribution	1,560,000	-

Increase in cash and cash equivalents	3	-
Cash and cash equivalents at the beginning of the year	444	444
Cash and cash equivalents at the end of the year	447	444

Analysis of the balance of cash and cash equivalents:
Cash at bank	447	444

POWER TELECOM LIMITED
NOTES TO THE FINANCIAL STATEMENTS

1.	GENERAL INFORMATION

During the year the company was principally engaged in the provision of Internet Web2.0 services with its website, www.Video1314.com.

The company is a limited liability company incorporated and domiciled in Hong Kong.

2.	PRINCIPAL ACCOUNTING POLICIES

	a)	Basis of preparation of financial statements

The financial statements on pages 3 to 10 are prepared in accordance with Hong Kong Financial Reporting Standards (“HKFRS”) issued by the Hong Kong Institute of Certified Public Accountants and the Companies Ordinance.

The financial statements have been prepared on the going concern basis notwithstanding that at 30 April 2008 the company sustained a net deficit of $2,561,365. The going concern basis has been adopted as a director of the company has undertaken to provide adequate and continuing financial support to the company as and when required.

	b)	Recognition of revenue

Service income is recognised as revenue when the agreed services have been provided to customers.

	c)	Income tax expense

Income tax expense represents the sum of the tax currently payable and deferred tax. The tax currently payable is based on taxable profit for the year. Taxable profit differs from profit before tax as reported in the income statement because it excluded items of income or expense that are taxable or deductible in other years, and it further excluded income statement items that are never taxable or deductible.

Deferred tax is the tax expected to be payable or recoverable on difference between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax base used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences, and deferred tax assets are recognised to the extent that it is probable that taxable profit will be available against which deductible temporary difference can be utilized. The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the year when the liability is settled or the asset realized. Deferred tax is charged or credited in the income statement, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

7

d)	Impairment of assets

An assessment is made at each balance sheet date to determine whether there is any indication of impairment or reversal of previous impairment, including items of fixed assets, intangible assets and long-term investments. In the event that an asset’s carrying amount exceeds its recoverable amount, the carrying amount is reduced to recoverable amount and an impairment loss is recognized in the income statement. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the recoverable amount, however not to an amount higher than the carrying amount that would have been determined (net of amortisation or depreciation), had no impairment losses been recognized for the asset in prior years.

e)	Accounts and other receivables

Accounts and other receivables are initially recognized at fair value and thereafter stated at amortised cost less impairment losses for bad and doubtful debts, except where the receivables are interest-free or the effect of discounting would be immaterial. In such cases, the receivables are stated at cost less impairment losses for bad and doubtful debts.

f)	Accounts and other payables

Accounts and other payables are initially recognized at fair value and thereafter stated at amortised cost unless the effect of discounting would be immaterial, in which case they are stated at cost.

g)	Cash and cash equivalents

Cash comprises cash on hand and demand deposits repayable on demand with any bank or other financial institution. Cash includes deposits denominated in foreign currencies. Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value. Bank overdrafts that are repayable on demand and form an integral part of the company’s cash management are also included as a component of cash and cash equivalents for the purpose of the cash flow statement.

h)	Foreign currencies

Transactions in foreign currencies are translated into Hong Kong dollars at the rates of exchange ruling at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated into Hong Kong dollars at the rates of exchange ruling at that date. Profits and losses arising on exchange are dealt with in the income statement.

i)	Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

3.	ACCOUNTING ESTIMATES AND JUDGEMENTS

In the process of applying the company’s accounting policies, the management has made certain key assumptions, estimates and judgments, which are based on historical experience and other factors that are believed to be reasonable under the circumstances. The key assumptions and other key sources of estimated uncertainty at the balance sheet date, that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are set out as follows:-

Going concern basis

As mentioned in note 2(a) to the financial statements, the financial statements have been prepared on the going concern basis as the management is satisfied that the company will be able to continue in operational existence in the foreseeable future. If the going concern basis is not appropriate, adjustments would have to be made to reduce the values of assets to their immediate recoverable amounts and to provide for any further liabilities which might arise. Such adjustments may have a significant consequential effect on the carrying amounts of assets and liabilities of the company.

4.	FINANCIAL RISK MANAGEMENT

The company’s activities are exposed to foreign currency risk, credit risk and liquidity risk.

	a)	Foreign currency risk

The company does not have a foreign currency hedging policy as the management considers that the company is not significantly exposed to foreign currency risk.

	b)	Credit risk

The company has no significant concentrations of credit risk with any single counterparty.

	c)	Liquidity risk

The company monitors regularly its current and expected liquidity requirements to ensure that it has adequate financial resources in meeting its financial obligations.

5.	TURNOVER

Turnover represents the total invoiced value of services during the year.

6.	LOSS BEFORE TAX

	2008	2007
	$	$
Loss before tax is arrived at after charging:
Auditors' remuneration	7,000	5,000

7.	TAXATION

No Hong Kong profits tax has been provided in the financial statements as the company did not derive any assessable profit for the year. No deferred tax has been provided in the financial statements as there are no material taxable temporary differences.

8.	SHARE CAPITAL

	2008	2007
	$	$
Authorised, issued and fully paid :
10,000 shares of $1 each	10,000	10,000

9.	CAPITAL MANAGEMENT

The company’s objectives when managing capital are:

  To safeguard the company’s ability to continue as a going concern, so that it continues to provide returns for shareholders; and

  To provide capital for the purpose of strengthening the company’s risk management capability.

The company manages its capital structure to ensure optimal capital structure in light of changes in economic conditions and the risk characteristics of the underlying assets.

10.	DIRECTORS’ REMUNERATION

Directors’ remuneration disclosed pursuant to Section 161 of the Companies Ordinance is as follows:

	2008	2007
	$	$

Fees	-	-
Other emoluments	-	-

11.	RELATED PARTY TRANSACTIONS

During the year the company had the following transaction with Powernetix Limited, a fellow subsidiary, in the normal course of its business.

	2008	2007
	$	$
Service income from a fellow subsidiary	40,000	-
Computer service charges payable to a fellow subsidiary	2,413,648	-

12.	ULTIMATE HOLDING COMPANY

The directors consider the ultimate holding company to be Biotonus Clinique Bon Port (Hong Kong) Limited, a company incorporated in Hong Kong. The amount due to the ultimate holding company is unsecured, interest-free and repayable on demand.

13.	AMOUNT DUE TO DIRECTORS / A RELATED COMPANY

The amount due to directors / a related company is unsecured, interest-free and repayable on demand.

14.	AMOUNT DUE TO A FELLOW SUBSIDIARY

The amount due to a fellow subsidiary is unsecured, interest-free and repayable on demand.

15.	BUSINESS NAME

The company also carries on the business under the business name “Power Tele.com”.

16.	APPROVAL OF THE FINANCIAL STATEMENTS

The financial statements on pages 3 to 10 were approved by the Board of Directors on 28 July 2008.

(For management purposes only)

POWER TELECOM LIMITED
DETAILED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 APRIL 2008

	2008	2007
	HK$	HK$

SERVICE INCOME	47,540	-

LESS: EXPENSES
Audit fee	7,000	5,000
Bank charges	540	-
Business registration fee	5,500	2,600
Company secretarial fee	7,000	1,740
Computer service charges	2,413,647	-
Computer hardware and software	47,264	-
Entertainment	12,189	-
Exchange loss	6,193	-
Marketing and advertising	3,260	-
Penalty	1,200	-
Printing and stationery	3,540	-
Repairs and maintenance	4,367	-
Sundry expenses	800	-
Travelling	460	-
	2,512,960	9,340

LOSS BEFORE TAX	(2,465,420)	(9,340)